April 20, 2016 EXHIBIT 99.3 First Quarter 2016 Investor Presentation

2 Safe harbor statement When used in filings by LegacyTexas Financial Group, Inc. (the "Company”) with the Securities and Exchange Commission (the “SEC”), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other things: the expected cost savings, synergies and other financial benefits from the Company-LegacyTexas Group, Inc. merger (the “Merger”) might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected; changes in economic conditions; legislative changes; changes in policies by regulatory agencies; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; fluctuations in the price of oil, natural gas and other commodities; competition; changes in management’s business strategies and other factors set forth in the Company's filings with the SEC. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. FIRST QUARTER 2016

3 Today’s presenters FIRST QUARTER 2016 Kevin Hanigan President and Chief Executive Officer • CEO and President of LegacyTexas Financial Group, Inc. • Former Chairman and Chief Executive Officer of Highlands Bancshares in 2010 • Former Chairman and Chief Executive Officer of Guaranty Bank in 2009 • 35+ years of Texas banking experience Mays Davenport Executive Vice President, Chief Financial Officer • Former Executive Vice President at LegacyTexas Bank • Senior management experience for retail branch, treasury management, human resources, marketing, mortgage, and wealth advisory functions • Certified Public Accountant, former national accounting and tax advisory firm experience • 23+ years of Texas banking experience

4 Profitability Recent Recognitions • Awarded 2015 Raymond James Community Bankers Cup-recognizes top 10% of community banks (with assets between $500 million and $10 billion) • Rated by S&P Global Market Intelligence as #8 in the 100 best-performing community banks in 2015 (with assets between $1 billion and $10 billion) • Named one of 25 KBW "Challenger Banks" who can most effectively challenge large universal banks for market share Capital Key franchise highlights Record quarterly earnings of $22.1 million for Q1 2016 • Core (non-GAAP) net income for Q1 2016 of $19.9 million • Return on average assets of 1.2%, quarterly basic EPS of $0.48 ($0.43 core) • Exceptional loan growth for Q1 2016 with 4.0% linked quarter growth¹ • Efficiency ratio of 49.0% Asset quality Growth balanced with disciplined underwriting and risk management resulting in strong asset quality • NPAs / loans + OREO: 1.08% 1 • NCOs / average loans: 0.03% for Q1 20161 Profitability levered excess capital while maintaining strong capital levels • TCE / TA2: 8.7% • Estimated Tier 1 common risk-based capital3: 9.50% Source: Company Documents 1 Excludes Warehouse Purchase Program loans and loans held for sale 2 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 3 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve FIRST QUARTER 2016 – FRANCHISE HIGHLIGHTS

FIRST QUARTER 2016 – FRANCHISE HIGHLIGHTS

North Texas focused

Leading market position

#1 *in Collin County among independent banks[1]*

#2 *in Collin County among all banks*

#3 *among Dallas based banks in DFW[2]*

21 DFW companies in Fortune 500

- Kimberly-Clark
- AllianceData
- Energy Future Holdings
- ExxonMobil
- American Airlines
- HollyFrontier
- Dr Pepper Snapple Group
- at&t
- FLUOR
- Celanese
- tenet Health
- JCPenney
- Texas Instruments
- Commercial Metals Company
- Energy Transfer
- Dean Foods
- Pioneer Natural Resources
- D.R. Horton America's Builder
- Southwest
- Trinity Industries, Inc.
- GameStop

Source: Company Documents
[1] Based on deposit market share of banks headquartered in Texas
[2] Includes banks headquartered in the Dallas-Fort Worth-Arlington, TX MSA

Employment by industry


2%
6%
7%
9%
5%
1%
12%
5%
3%
8%
42%

- Service-providing
- Goods-providing
- Construction
- Manufacturing
- Trade, transportation and utilities
- Information
- Financial activities
- Professional and business services
- Education and health services
- Leisure and hospitality
- Other

Source: Bureau of Labor Statistics
Note: Represents latest available data for the Dallas-Fort Worth-Arlington, TX MSA (i.e., data as of 2015Q3)

LegacyTexas Financial Group, Inc.

5

6 First quarter highlights ($ in millions except for per share data) Quarter ended March 31, 2015 December 31, 2015 March 31, 2016 Linked Q ∆ YOY ∆ Selected balance sheet data Gross loans held for investment1 $ 4,196.7 $ 5,066.5 $ 5,269.3 4.0% 25.6 % Total deposits 4,393.1 5,226.7 5,302.8 1.5% 20.7 % Selected profitability data Net interest income $ 56.3 $ 63.7 $ 65.4 2.5% 16.0 % NIM 4.03% 3.94% 3.88% -6bps -15bps Non-interest income $ 9.4 $ 11.6 $ 14.7 26.4% 55.8 % Non-interest expense 37.8 39.0 37.5 (3.8)% (0.6)% Net income 16.3 16.4 22.1 34.3% 35.3 % Core net income2 17.7 16.3 19.9 22.1% 12.1 % Basic EPS 0.35 0.36 0.48 33.3% 37.1 % Core EPS2 0.39 0.35 0.43 22.9% 10.3 % Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ FIRST QUARTER 2016 – QUARTERLY HIGHLIGHTS

7 Originated loans Acquired from LegacyTexas Group, Inc. 2011Y 2012Y 2013Y 2014Y 2015Y 2016 Q1 $1,228 $1,691 $2,050 $2,634 $3,667 $5,269$1,400 ($ in millions) Robust commercially focused growth Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 Represents balance acquired on January 1, 2015 Gross loans held for investment at March 31, 2016, excluding Warehouse Purchase Program loans, grew $202.8 million, or 4.0%, from December 31, 2015, with $174.2 million of growth in commercial real estate and commercial and industrial loans. As of March 31, 20161 Total Loans HFI1 Quarterly yield on loans held for investment1: 4.88% FIRST QUARTER 2016 – BALANCE SHEET 44.1% 22.4% 8.8% 5.1% 18.4% 1.2% Commercial RE C&I (ex-energy) Energy C&D Consumer RE Other Consumer 2 $5,067

8 • Reserve-based energy portfolio at March 31, 2016 consisted of 52% crude oil reserves and 48% natural gas reserves • At March 31, 2016, 39 reserve-based borrowers and 5 midstream borrowers • $276 million of our outstanding energy loans are backed by private equity firms with significant capital invested and additional equity commitments available Permian Bakken Eagle Ford Ark-La-Tex Mid-Con Energy lending Source: Company documents for loans managed by Energy Finance group R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 FIRST QUARTER 2016 – ENERGY LENDING Geographic Concentration of Reserves Texas Panhandle Marcellus Gulf of Mexico Central/Southern Louisiana Other 27% 6% 2% 21% 11% 5% 9% 2% 4% 13%

9 Oil Gas 2016 2017 2018 47% 35% 12% 85% 84% 49% • Reserve-based loans are almost exclusively first liens, with only a $5 million commitment to a 2nd lien facility at March 31, 2016 • No unsecured commitments/exposure • At March 31, 2016, only $3.9 million in outstanding loans to oil field service companies, of which only $145,000 are criticized • $35.9 million in Shared National Credit ("SNC") energy loans were downgraded in the first quarter of 2016, but no specific reserves were set aside for these loans, downgrades include the results of the first quarter 2016 SNC review Energy lending 1 % of engineered PDP volumes Source: Company documents for loans managed by Energy Finance group R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 FIRST QUARTER 2016 – ENERGY LENDING Hedging Percentages at March 31, 2016 with Weighted Average Prices1 $70.23 $61.17 $63.86 $3.36 $3.36 $3.24 SNC Breakout of Reserve-Based Energy Loans Non-LTXB Led SNC LTXB Led SNC Direct and Other Participations 33% 9% 58%

10 Substandard performing Substandard non-performing 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 $41.5 $58.6 $8.1 $38.7 $48.1 $36.2 $12.1 $25.2 Energy lending Source: Company documents Outstanding loan balances and related loan loss reservesSubstandard energy loans R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 • The allowance for loan losses allocated to energy loans at March 31, 2016 totaled $17.4 million, or 3.3% of total energy loans (including both reserve-based and midstream), up $5.4 million ($0.12 per share on a pre-tax basis, $0.08 per share after tax) from $12.0 million at December 31, 2015. • Substandard non-performing energy loans increased $13.1 million from December 31, 2015 due to two reserve-based energy loans that were placed on non-accrual status during the first quarter of 2016. The substandard non-performing energy loans also included a $12.0 million reserve-based credit that has been on non-accrual status since the third quarter of 2015 and is currently in the midst of bankruptcy proceedings. In the first quarter of 2016, the Company set aside a specific reserve of $3.1 million on this credit.   FIRST QUARTER 2016 – ENERGY LENDING ($ in millions)($ in millions) Energy reserves $3.6 $4.7 $4.9 $12.0 $17.4 Reserve-based Reserve %Midstream $5.2 $21.3 $31.1 $12.7 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 $371.1 $402.6 $431.4 $459.8 $461.1 $64.6 $63.7 0.9% 1.1% 1.1% 2.3% 3.3%

11 Collateral Mix of Houston Portfolio • Continued low LTV in Houston CRE portfolio - 65% for entire Houston portfolio, 70% for energy corridor only • Low loan price per square foot - energy corridor ranges $74-$122 with average of $100 • Only one Houston area loss since the 2003 inception of CRE lending in Houston, totaling only $34 thousand 34% 27% 35% 4% Office Retail Multifamily Other Commercial Real Estate- Houston Source: Company Documents FIRST QUARTER 2016 – BALANCE SHEET $ in thousands except % data Total Houston CRE Portfolio Energy Corridor (all office) Remainder Houston Portfolio Outstanding Balance at Mar 31, 2016 $ 455,194 $ 75,655 $ 379,539 % of Houston CRE Portfolio 17% 83% Weighted Average Debt Service Coverage 1.79X 1.58X 1.83X Weighted Average Yield on Debt 11.85% 10.30% 12.21%

12 Originated Deposits Acquired from LegacyTexas Group, Inc. Deposit Cost 2011Y 2012Y 2013Y 2014Y 2015Y 2016 Q1 $1,963 $2,178 $2,265 $2,658 $3,599 $5,303 $1,628 1.11% 0.54% 0.43% 0.34% 0.29% 0.32% • Deposits increased by $76.1 million from December 31, 2015, with all deposit categories growing on a linked-quarter basis with the exception of interest-bearing demand deposits, which declined by $37.2 million. Time deposits increased by $92.9 million on a linked-quarter basis, while savings and money market and non-interest-bearing demand deposits increased by $15.9 million and $4.5 million, respectively Core funded, low cost deposit base Source: Company Documents 1 Represents balance acquired on January 1, 2015 ($ in millions) Total Deposits Cost of deposits: 0.32% FIRST QUARTER 2016 – BALANCE SHEET As of March 31, 2016 22.2% 14.7% 42.0% 21.1% Non-interest bearing-demand Interest-bearing demand Savings and money market Time $5,227 1

13 Solid net interest income growth Source: Company Documents Net interest income and NIM R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 • Net interest income for the first quarter of 2016 increased by $1.6 million, or 2.5%, from the linked quarter and $9.0 million, or 16.0%, from the first quarter of 2015. • Net interest margin for the quarter ended March 31, 2016 was 3.88%, a six basis point decrease from the fourth quarter of 2015 and a 15 basis point decrease from the first quarter of 2015. Net interest margin excluding accretion of purchase accounting fair value adjustments on acquired loans was 3.81% for the quarter ended March 31, 2016, down three basis points from 3.84% for the quarter ended December 31, 2015. FIRST QUARTER 2016 – INCOME STATEMENT Net interest income ($mm) NIM 2012Y 2013Y 2014Y 2015Y 2015 Q1 2016 Q1 $116 $118 $133 $241 $56 $653.61% 3.71% 3.78% 4.00% 4.03% 3.88%

FIRST QUARTER 2016 – INCOME STATEMENT

Disciplined expense management

- Efficiency ratio improved to 48.96%, compared to 51.85% for the fourth quarter of 2015 and 54.58% for the first quarter of 2015.
- Core non-interest income decreased $76 thousand from the linked quarter and increased $1.2 million year-over-year. Core non-interest expense decreased by $1.5 million from the fourth quarter of 2015 and increased by $1.3 million from the first quarter of 2015.


Net interest income
Core non-interest income
Core non-interest expense
Efficiency ratio
($ in millions)
63.4%
57.0%
52.4%
54.6%
49.0%
$118
$88
$21
$133
$87
$21
$241
$150
$45
$56
$36
$10
$65
$38
$11
2013Y
2014Y
2015Y
2015 Q1
2016 Q1

Source: Company Documents
Note: Core non-interest income and core non-interest expense exclude changes in the value of private equity funds, gains (losses) from securities transactions and fixed assets, goodwill impairment, merger and acquisition costs and one-time payroll costs. Efficiency ratio metrics exclude the aforementioned items, as well as gain (loss) on foreclosed assets and amortization of intangible assets.

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LEGACYTEXAS FINANCIAL GROUP, INC.™

15 2012Y 2013Y 2014Y 2015Y 2016 Q1 0.17% 0.10% 0.02% 0.09% 0.03% Strong asset quality Source: Company documents 1 Held for investment, excluding Warehouse Purchase Program loans NCOs / average loans HFI¹NPAs / loans HFI1 + OREO R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 • Growth balanced with disciplined underwriting and risk management resulting in strong asset quality • All of the key credit quality ratios remained strong, with asset quality metrics continuing to compare favorably to industry FIRST QUARTER 2016 – ASSET QUALITY 2012Y 2013Y 2014Y 2015Y 2016 Q1 1.72% 1.10% 0.91% 0.89% 1.08%

16 Prudent capital management Source: Company documents 1 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve TCE / TA Tier 1 common risk-based¹ Tier 1 leverage¹ • Profitability levered excess capital while maintaining strong capital levels • In November 2015, the Company completed a public offering of $75.0 million of fixed-to- floating rate subordinated notes due in 2025, the proceeds of which are being used for general corporate purposes, potential strategic acquisitions and investments in the Bank as regulatory capital. FIRST QUARTER 2016 – CAPITAL 2012Y 2013Y 2014Y 2015Y 2016 Q1 13.5% 14.7% 13.0% 8.3% 8.7% 2012Y 2013Y 2014Y 2015Y 2016 Q1 21.7% 18.2% 15.1% 9.6% 9.5% 2012Y 2013Y 2014Y 2015Y 2016 Q1 14.0% 15.7% 13.9% 9.5% 9.3%

17 Key investment highlights One of the largest independent Texas financial services companies built upon a strong customer focus and a long history of serving Texans Robust loan growth and disciplined expense management Growth balanced with disciplined underwriting and risk management resulting in strong asset quality Capital ratios remain strong; provides dry powder for robust organic growth FIRST QUARTER 2016 – INVESTMENT HIGHLIGHTS

18 Looking ahead Expand our Texas footprint and solidify our deep-rooted culture Focus on growth – organically and through selective acquisitions Diversify income sources Prudent and focused expense management Maintain strong asset quality Strategic capital deployment FIRST QUARTER 2016 – LOOKING AHEAD

19 Manifesto We believe in our customers. Their goals. Their dreams. Their ambitions for tomorrow. And since 1952, we’ve been doing whatever it takes to support them as they advance in business and in life. We are responsive, accountable, trusted, experts at what we do. And we listen. Because we believe that true understanding is the first step toward bold, meaningful results. Fueled by an independent spirit, inspired by the ingenuity of our customers and grounded by the values of our community, we are a family like no other. We are LegacyTexas. FIRST QUARTER 2016 – OUR VISION

Appendix

Supplemental Information – Non-GAAP Financial Measures (unaudited)

Reconciliation of Core (non-GAAP) to GAAP Net Income and Earnings per Share (net of tax):

	At or For the Quarters Ended				
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
	(Dollars in thousands, except per share amounts)				
GAAP net income available to common shareholders [1]	$21,954	$16,336	$17,768	$20,091	$16,186
Distributed and undistributed earnings to participating securities [1]	128	110	127	160	138
Merger and acquisition costs	–	–	–	5	1,004
One-time (gain) loss on assets	(2,184)	(133)	(130)	(142)	554
(Gain) loss on sale of available-for-sale securities	–	(11)	16	–	(137)
Core (non-GAAP) net income	**$19,898**	**$16,302**	**$17,781**	**$20,114**	**$17,745**
Average shares for basic earnings per share	46,024,250	45,939,817	45,862,840	45,760,232	45,824,812
GAAP basic earnings per share	$0.48	$0.36	$0.39	$0.44	$0.35
Core (non-GAAP) basic earnings per share	$0.43	$0.35	$0.39	$0.44	$0.39
Average shares for diluted earnings per share	46,152,301	46,267,956	46,188,461	46,031,267	46,002,821
GAAP diluted earnings per share	$0.48	$0.35	$0.38	$0.44	$0.35
Core (non-GAAP) diluted earnings per share	$0.43	$0.35	$0.38	$0.44	$0.39

	At or For the Years Ended				
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
GAAP net income available to common shareholders [1]	$70,382	$30,942	$31,294	$35,135	$26,205
Distributed and undistributed earnings to participating securities [1]	534	336	394	106	123
Merger and acquisition costs	1,009	7,071	431	2,683	306
Costs relating to sale of VPM	–	-	-	84	-
One-time payroll and severance costs	–	234	436	777	-
One-time (gain) loss on assets	149	319	(574)	(1,353)	(497)
Goodwill impairment	–	-	-	532	176
(Gain) loss on sale of available-for-sale securities	(132)	-	115	(659)	(4,074)
Core (non-GAAP) net income	**$71,942**	**$38,902**	**$32,096**	**$37,305**	**$22,239**
Average shares for basic earnings per share	45,847,284	37,919,065	37,589,548	35,879,704	32,219,841
GAAP basic earnings per share	$1.54	$0.82	$0.83	$0.98	$0.81
Core (non-GAAP) basic earnings per share	$1.57	$1.03	$0.85	$1.04	$0.69
Average shares for diluted earnings per share	46,125,447	38,162,094	37,744,786	35,998,345	32,283,107
GAAP diluted earnings per share	$1.53	$0.81	$0.83	$0.98	$0.81
Core (non-GAAP) diluted earnings per share	$1.56	$1.02	$0.85	$1.04	$0.69

[1] Unvested share-based awards that contain nonforfeitable rights to dividends (whether paid or unpaid) are participating securities and are included in the computation of GAAP earnings per share pursuant to the two-class method described in ASC 260-10-45-60B.

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LegacyTexas Financial Group, Inc.™

22 Calculation of Tangible Book Value: Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarters Ended March 31, 2016 December 31, 2015 September 30, 2015 June 30, 2015 March 31, 2015 (Dollars in thousands, except per share amounts) Total shareholders' equity $823,052 $804,076 $792,637 $776,924 $761,059 Less: Goodwill (180,776) (180,776) (180,632) (180,632) (179,258) Less: Identifiable intangible assets, net (924) (1,030) (1,142) (1,280) (1,042) Total tangible shareholders' equity $641,352 $622,270 $610,863 $595,012 $580,759 Shares outstanding at end of period 47,645,826 47,645,826 47,640,193 47,619,493 47,602,721 Book value per share- GAAP $17.27 $16.88 $16.64 $16.32 $15.99 Tangible book value per share- Non-GAAP $13.46 $13.06 $12.82 $12.50 $12.20 Calculation of Tangible Equity to Tangible Assets: Total assets $7,562,126 $7,691,940 $6,878,843 $6,669,624 $6,510,951 Less: Goodwill (180,776) (180,776) (180,632) (180,632) (179,258) Less: Identifiable intangible assets, net (924) (1,030) (1,142) (1,280) (1,042) Total tangible assets $7,380,426 $7,510,134 $6,697,069 $6,487,712 $6,330,651 Equity to assets- GAAP 10.88% 10.45% 11.52% 11.65% 11.69% Tangible equity to tangible assets- Non-GAAP 8.69% 8.29% 9.12% 9.17% 9.17% At or For the Years Ended December 31, 2014 December 31, 2013 December 31, 2012 December 31, 2011 Total shareholders' equity $568,223 $544,460 $520,871 $406,309 Less: Goodwill (29,650) (29,650) (29,650) (818) Less: Identifiable intangible assets, net (813) (1,239) (1,653) (420) Total tangible shareholders' equity $537,760 $513,571 $489,568 $405,071 Shares outstanding at end of period $40,014,851 39,938,816 39,612,911 33,700,399 Book value per share- GAAP $14.20 $13.63 $13.15 $12.06 Tangible book value per share- Non-GAAP $13.44 $12.86 $12.36 $12.02 Calculation of Tangible Equity to Tangible Assets: Total assets $4,164,114 $3,525,232 $3,663,058 $3,180,578 Less: Goodwill (29,650) (29,650) (29,650) (818) Less: Identifiable intangible assets, net (813) (1,239) (1,653) (420) Total tangible assets $4,133,651 $3,494,343 $3,631,755 $3,179,340 Equity to assets- GAAP 13.65% 15.44% 14.22% 12.77% Tangible equity to tangible assets- Non-GAAP 13.01% 14.70% 13.48% 12.74%